                                  Exhibit 23

                        Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements of Massey Energy Company and in the related prospectuses of our report dated January 11, 2001, with respect to the combined financial statements of Massey Energy Company included in this Annual Report (Form 10-K) for the year ended October 31, 2000:

              Registration Statement Number                                         Description
              -----------------------------                                         -----------
                       333-71047                            Form S-3, pertaining to the issuance of senior debt
                                                              securities.
                       333-23809                            Form S-8, pertaining to the 1997 Fluor Restricted Stock
                                                              Plan for Non-Employee Directors.
                       333-37153                            Form S-8, pertaining to the Fluor Executive Deferred
                                                              Compensation Program.
                       333-18151                            Form S-8, pertaining to the 1996 Fluor Executive Stock
                                                              Plan.
                       33-58557                             Form S-8, pertaining to the Fluor Corporation Stock Plan
                                                              for Non-Employee Directors.
                       33-31440                             Form S-8, pertaining to the 1988 Fluor Executive Stock
                                                              Plan.
                       333-40372                            Form S-8, pertaining to the 1999 Fluor Corporation
                                                              Executive Performance Incentive Plan.



                                                 /s/     Ernst & Young LLP

Richmond, Virginia
January 25, 2001